UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a - 101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Soliciting Material Pursuant to §240.14a - 12

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

SHUTTLE PHARMACEUTICALS HOLdIngS, InC.

2026 Annual Meeting of Stockholders

April [●], 2026

Dear Shareholders,

You are cordially invited to attend a Annual Meeting of Stockholders (the “Annual Meeting”) of Shuttle Pharmaceuticals Holdings, Inc. (“Shuttle Pharma,” the “Company,” “we” or “us”) to be held at 11:00 a.m., Eastern Time, on May 21, 2026.

We are very pleased that the Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. The Annual Meeting will be held in a virtual format only, via the Internet, with no physical in-person meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/SHPH2026. You will also be able to vote your shares electronically at the Annual Meeting.

We are pleased to use the latest technology to increase access, to improve communication and to obtain cost savings for our stockholders and the Company. Use of a virtual meeting will enable increased stockholder attendance and participation as stockholders can participate from any location.

At the meeting, you will be asked to:

a.	Elect five (5) directors named in the attached Proxy Statement to serve until the 2027 Annual Meeting of Stockholders;
b.	Ratify the appointment of Forvis Mazars, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026;
c.	Approve (on an advisory basis) the Company’s executive compensation;
d.	Authorize the Board of Directors to amend the Company’s Certificate of Incorporation, as amended, to effect one or more reverse stock splits of the Company’s outstanding and treasury shares of common stock, at a cumulative ratio in the range from 1-for-2 to 1-for-150, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting, while leaving the number of authorized shares of common stock unchanged, to be effectuated at the Board’s discretion when and as needed; and
e.	to approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

Only the Company’s stockholders of record at the close of business on March 25, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to the Company’s board of directors, in the accompanying Proxy Statement. The board of directors recommends a vote “FOR” the election of each of the director nominees, “FOR” the ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, “FOR” the approval of the Company’s executive compensation (on an advisory basis), “FOR” the proposal authorizing the Board of Directors to amend the Company’s Certificate of Incorporation, as amended, to effect one or more reverse stock splits of the Company’s outstanding and treasury shares of common stock, at a cumulative ratio in the range from 1-for-2 to 1-for-150, with such specific ratio to be determined by the Company’s Board of Directors following the Annual Meeting, while leaving the number of authorized shares of common stock unchanged, to be effectuated at the Board’s discretion when and as needed, and “FOR” the approval of an adjournment of the Annual Meeting if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

We have elected to use the full set delivery option available pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the full set delivery option, we will deliver the proxy statement, the proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”, together with the proxy statement and the proxy card, the “Proxy Materials”), to stockholders by mail. In addition to delivery of the Proxy Materials to stockholders, we will post all Proxy Materials on a publicly-accessible website and provide information to stockholders about how to access the website. The Proxy Statement is dated [●], 2026 and is first being mailed to stockholders on or about [●], 2026.

Thank you for your ongoing support of Shuttle Pharma.

Sincerely yours,

Christopher Cooper
Interim Chief Executive Officer and Director

Shuttle Pharmaceuticals Holdings, Inc.

Notice of Annual Meeting of Stockholders of Shuttle Pharmaceuticals Holdings, Inc.

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Thursday, May 21, 2026 at 12:00 P.M. ET	This year’s meeting will be held online at: www.virtualshareholdermeeting.com/SHPH2026	March 25, 2026

ITEMS OF BUSINESS	BOARD VOTING RECOMMENDATION

Proposal No. 1: Elect five (5) directors named in the attached Proxy Statement to serve until the 2027 Annual Meeting of Stockholders.	FOR each director nominee

Proposal No. 2: To ratify the appointment of Forvis Mazars, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026.	FOR

Proposal No. 3: To approve (on an advisory basis) the Company’s executive compensation.	FOR

Proposal No. 4: To authorize the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (the “Reverse Stock Split”), to be effectuated at the Board’s discretion when and as needed.	FOR

Proposal No. 5: To approve the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

We also will transact such other business that may properly come before the Annual Meeting or at any adjournments or postponements thereof.

FOR

This notice, proxy statement and voting instructions are being mailed to stockholders beginning on or about April [●], 2026.

Your vote is important

Regardless of whether you plan to attend the live meeting, we encourage you to vote as soon as possible in one of the following ways:

VIA THE INTERNET	BY TELEPHONE	BY MAIL	AT THE VIRTUAL MEETING
Visit the web site listed on your proxy card	Call the telephone number on your proxy card	Sign, date, and return your proxy card in the enclosed envelope	Attend the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2026

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, May 21, 2026. A printed copy of the Proxy Statement, proxy card and the Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “2025 Annual Report”, together with the proxy statement and the proxy card, the “Proxy Materials”) (collectively, the “Proxy Materials”) are first being mailed to stockholders of record entitled to receive notice of the Special Meeting on or about April [●], 2026.

Our Proxy Statement is available on our website at https://shuttlepharma.com/. For further information about the Company, including copies of our audited financial statements for the fiscal year ended December 31, 2025, please see our 2025 Annual Report, as well as other filings made with the Securities and Exchange Commission, or the SEC, since that date.

If your shares are held in the name of a third-party brokerage firm, nominee, or other institution, only that third party may vote your shares. In that case, please promptly contact the third party responsible for your account and give instructions on how your shares should be voted.

In accordance with rules and regulations adopted by the Securities and Exchange Commission, it is important that your shares be represented and voted, whether or not you plan to attend the Annual Meeting. If you are the registered holder of your shares and are receiving a paper copy of the Proxy Materials, you may vote by completing and mailing the proxy card enclosed with the proxy statement. If your shares are held in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should review the Proxy Materials used by that firm to determine whether and how you will be able to submit your proxy. Mailing a proxy card will ensure your shares are represented at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days ending on the day before the Annual Meeting during ordinary business hours at our principal place of business at 401 Professional Drive, Suite 260, Gaithersburg, MD 20879, or on a reasonably accessible electronic network as provided by the Company. During the Annual Meeting, such list will also be available for examination by clicking the “Resources” button on the screen during the Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS,

Christopher Cooper
Interim Chief Executive Officer and Chairman of the Board

Dated [●], 2026

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Table of Contents

PROXY SUMMARY	3
Meeting Information	3
Introduction of Director Nominees	4
Compensation Highlights	4

Board of Directors and Corporate Governance	4
Director Biographies	4
Director Independence	7
Board Leadership Structure	7
Board Meetings and Committees	8
Considerations in Evaluating Director Nominees	10
Stockholder Recommendations for Nominations to the Board of Directors	10
Communications with the Board of Directors	10
Corporate Governance Guidelines and Code of Conduct and Ethics	11
Role of the Board of Directors in Risk Oversight	11
Director Compensation	11

PROPOSAL No. 1: ELECTION OF DIRECTORS	12

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM	13

proposal No. 3: approval of the company’s executive compensation (advisory basis)	15

EXECUTIVE COMPENSATION	15

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18

RELATED PARTY TRANSACTIONS	18

Proposal No. 4: authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150, TO BE EFFECTUATED AT THE BOARD’S DISCRETION when and as needed	20

proposal no. 5: approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the ANNUAL Meeting	26

FREQUENTLY ASKED QUESTIONS	27

OTHER MATTERS	32

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Proxy Summary

About the Meeting

DATE AND TIME Thursday, May 21, 2026 at 12:00 P.M. ET MEETING You can attend the Annual Meeting virtually via the Internet by visiting www.virtualshareholdermeeting.com/SHPH2026.		RECORD DATE March 25, 2026 STOCK EXCHANGE The common stock of the Company is listed on The Nasdaq Capital Market under the symbol “SHPH.”
PROXY VOTING

Internet	Meeting	Phone	Mail
Visit the web site listed on your proxy card	Vote at the Annual Meeting online at www.virtualshareholdermeeting.com/SHPH2026	Call the telephone number on your proxy card	Sign, date and return your proxy card in the enclosed envelope

PROPOSAL NO. 1: ELECTION OF DIRECTORS

The Board of Directors recommends that you vote FOR each director nominee. The Board of Directors believes that these individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our Company.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditor, Forvis Mazars, LLP.

PROPOSAL NO. 3: EXECUTIVE COMPENSATION

The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the existing executive compensation structure for our named executive officers, as presented herein, is fair and in the best interest of the Company’s executives and stockholders alike.

PROPOSAL NO. 4: AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (THE “REVERSE STOCK SPLIT”), TO BE EFFECTUATED AT THE BOARD’S DISCRETION WHEN AND AS NEEDED.

The Board of Directors recommends that you vote FOR authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150, with such Reverse Stock Split to be available for the Board to approve and effectuate at its discretion on an as needed basis. We are seeking this flexibility to assist the Company in weathering the current uncertain market conditions. We believe that conducting the Reverse Stock Split, and then having additional availability to conduct a further reverse stock split if needed, is in the best interest of the Company and its stockholders.

proposal No. 5: approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

The Board of Directors recommends that you vote FOR the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

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introduction to our Board of Directors

		Committee Memberships
Name and Position	Age	Audit	Compensation	Nominating & Corporate Governance
CHRISTOPHER COOPER INTERIM CHIEF EXECUTIVE OFFICER AND DIRECTOR	55

ADAM CHAMBERS DIRECTOR	50

GEORGE SCORSIS CHAIRMAN OF THE BOARD AND INDEPENDENT DIRECTOR	50	C	M	M

OLEH NABYT INDEPENDENT DIRECTOR	32	M	M	C

ANGEL LIRIANO INDEPENDENT DIRECTOR	30	M	C	M

C = Chair | M = Member

Compensation Highlights

WHAT WE DO
Our Board of Directors has established standing committees in connection with the discharge of its responsibilities. These committees include an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. Our Board of Directors has adopted written charters for each of these committees. Copies of the charters are available on our website at www.shuttlepharma.com. Our Board of Directors may establish other committees as it deems necessary or appropriate from time to time.

WHAT WE DO NOT DO

●	We do not allow repricing of stock options without stockholder approval.
●	We do not provide change of control payments or gross-up of related excise taxes.
●	Dividend equivalents will not be paid unless vesting and performance conditions for Restricted Stock Units (RSUs), to which such rights attach, are met.
●	We do not provide significant perquisites to our named executive officers.

Board of Directors and Corporate Governance

Below is biographical information about each of our directors:

Christopher Cooper. Mr. Cooper was appointed to the position of interim co-Chief Executive Officer on March 11, 2025, to the position of interim Chief Executive Officer (“Interim CEO”) on March 30, 2025 and to the Board of Directors in August 2025. Mr. Cooper has more than 27 years of experience in management and finance, having worked in the oil and gas, telecommunications and technology industries. In addition to his service as Interim CEO of the Company, Mr. Cooper also serves as President, CEO and Founder of First Towers & Fiber Corp., a telecommunications infrastructure company with operations in Latin America, positions he has held since 2017. From 2010 until 2017, Mr. Cooper served as President and CEO of Aroway Energy, Inc., a Vancouver, British Columbia-based oil and gas company, where he was responsible for overseeing day to day operations, financial reporting, and oversaw acquisitions and debt and equity financing. From 1998 until 2010, Mr. Cooper served as a Corporate Consultant to various companies in the technology and resources sectors, oversaw restructuring activities for several distressed public companies, and was responsible for raising more than $100 million in debt and equity for his clients. Mr. Cooper received his MBA from Dowling College in 1995 and his BBA in Business Administration from Hofstra University.

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George Scorsis. Mr. Scorsis is the chairman of the board of directors and has served as director of the Company since February 2025. Mr. Scorsis has over 25 years of experience leading companies in highly regulated industries to rapid growth, including alcohol, energy drinks, medical cannabis, psychedelics and cell-based foods. Mr. Scorsis started his career in alcoholic beverage while attending York University in 2000, completing his bachelor’s in administrative studies. From July 2011 to October 2015, Mr. Scorsis served as the President of Red Bull Canada. During this position, Mr. Scorsis was instrumental in restructuring the organization from a geographical and operational perspective, growing the business to $150 million in revenue. From October 2015 to July 2017, Mr. Scorsis worked as President at Mettrum Health Corp., a leading Canadian cannabis distributor. From July 2017 to February 2019, Mr. Scorsis served as the Chief Executive Officer and Director of Liberty Health Sciences, which was one of the first Canadian cannabis companies to expand into the U.S. and was fundamental in developing the platform which was most recently acquired for $372 million. From January 2015 to April 2018, Mr. Scorsis has served as Chairman of the Board of Directors of SOL Global Investments Corp. (formerly known as Scythian Biosciences Corp.) Mr. Scorsis also currently serves as the Chairman of Entourage Health Corp. (since February 2019) and Chairman of AWAKN Life Sciences (since January 2017), which are publicly traded on the TSX Venture Exchange and NEO Exchange, respectively. We believe his strong entrepreneurial background, as well as his detailed knowledge and experience working with biotech and pharmaceutical companies, position him well to serve as an effective member of our Board of Directors.

Oleh Nabyt. Mr. Nabyt has served as director of the Company since February 2025. Mr. Nabyt comes with a strong track record of financial analysis and process improvement across multiple industries, with significant progression in roles and responsibilities. From June 2017 to September 2018, Mr. Nabyt served as Financial Analyst at Zoetis. At Zoetis, he led data governance, developed KPI dashboards, enhanced operational visibility, and played a key role in streamlining financial processes during a critical growth phase. From September 2018 to April 2020, Mr. Nabyt served as a lead Financial Associate on the FP&A team at Hudson Group, a newly public company. At Hudson Group, he worked directly under the Chief Financial Officer and closely with Investor Relations. From May 2021 to present, Mr. Nabyt has served as Finance Manager at NCLH, where he oversees a $500M budget, continuing to take on increasingly complex financial management and leadership responsibilities. Mr. Nabyt received his bachelor’s degree from Rutgers University in 2016. His diverse experience positions him as a strategic finance professional, adept at driving both operational excellence and financial efficiency. We believe his detailed knowledge of financial industries and public companies position him well to serve as an effective member of our Board of Directors.

Adam Chambers. Mr. Chambers has served as director of the Company since September 2025. Since October 2021, Mr. Chambers has served as the principal of Bowery Consulting Group Inc. and Corbo Capital. Mr. Chambers’ professional experience includes founding a myriad of businesses including, acting as a Senior Investment Advisor (developing significant books of business), spearheading capital raising initiatives for public and private entities, and for providing consulting services to organizations looking to build their investment viability profile. Over the past 19 years, Mr. Chambers is credited with raising well over $600 million on behalf of companies with assets around the globe, in the consumer goods, technology, natural resources, real estate, renewables and healthcare sectors. Mr. Chambers has worked with dozens of companies supporting IPO &RTOs, developing strategic partnerships, devising relevant acquisition strategies and capital raise campaigns that captured investor attention.

Angel Liriano. Mr. Liriano has served as director of the Company since September 2025. Mr. Liriano is a skilled professional with a background in civil engineering and real estate investment, graduating from Ball State University in 2017. He specializes in the design, development, and investment of high-end luxury homes and has worked with selective clients to bring sophisticated commercial and residential projects to life. Prior to founding Biscayne Advisory, Angel worked as a civil engineer for industry-leading companies such as Kiewit and Henkels & McCoy, where he gained hands-on experience managing & engineering complex infrastructure and construction projects. Since 2021, Angel has led Biscayne Advisors, a firm dedicated to real investment and advisory services, where he helps investors structure, navigate, and develop successful commercial and high-end residential projects. With a strong blend of technical expertise, strategic management, and investment insight, Angel has built a reputation for excellence, innovation and delivering top-tier results across diverse ventures.

Family Relationships

There are no family relationships among our directors. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. Except as described in this Proxy Statement, there is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

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Legal Proceedings

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors and sets forth their current positions at Shuttle Pharma and their ages as of March 31, 2026.

Name	Positions and Offices Held with Shuttle Pharma	Officer Since	Age
Yuying Liang	Chief Financial Officer	2026	36

Yuying Liang Ms. Liang, age 35, is a certified public accountant with significant experience in corporate accounting, financial reporting, and chief financial officer services. Ms. Liang has worked extensively with public and private companies across multiple sectors, providing financial leadership and strategic guidance. Most recently, Ms. Liang was appointed Chief Financial Officer of iSpecimen Inc. on December 13, 2024. In addition to her recent appointment as Chief Financial Officer of iSpecimen Inc., Ms. Liang currently serves as Chief Financial Officer of BlockchainK2 Corp., Goldhills Holding Ltd, Intact Gold Corp., Kincora Copper Limited, Transatlantic Mining Corp., and Ultra Brands Ltd. She also serves as both Chief Financial Officer and Director of Modern Plant Based Foods Inc. and Montego Resources Inc. In these roles, Ms. Liang has overseen consolidated financial reporting, ensured compliance with IFRS and US GAAP, and provided strategic guidance to executive teams and boards of directors.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified in this Proxy Statement, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

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nominees for Director

Christopher Cooper Interim Chief Executive Officer Director Nominee	Age: 55 Director since: August 2025 Committees: N/A

Adam Chambers Director	Age: 50 Director since: September 2025 Committees: N/A

George Scorsis Chairman of the Board and Independent Director	Age: 50 Director since: February 2025 Committees: Chair of Audit Committee, Member of Compensation Committee and the Nominating and Corporate Governance Committee

Oleh Nabyt Independent Director	Age: 32 Director since: February 2025 Committees: Chair of Nominating and Corporate Governance Committee, Member of Audit Committee and Compensation Committee

Angel Liriano	Age: 30
Independent Director	Director Since: September 2025 Committees: Chair of Compensation Committee, Member of Audit Committee and Nominating and Corporate Governance Committee

Director Independence

As of the date of this proxy statement, Angel Liriano, George Scorsis and Oleh Nabyt are our independent directors. As a Nasdaq listed company, we believe that the foregoing directors satisfy the definition of “Independent Director” under Nasdaq Rule 5605(a)(2). In making this determination, our Board of Directors considered the relationships that each of these non-employee directors has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence. As required under applicable Nasdaq rules, we anticipate that our independent directors will meet on a regular basis as often as necessary to fulfill their responsibilities, including at least annually in executive session without the presence of non-independent directors and management.

Board & Leadership Structure

In March 2025, Christopher Cooper was appointed Interim Chief Executive Officer for purposes of assisting the Company in its capital markets and general business activities. We added Mr. Cooper to our leadership team in order to enhance our fundraising capabilities and strengthen our business oversight. Mr. Cooper has more than 27 years of experience in management and finance, having worked in the oil and gas, telecommunications and technology industries. We believe his experience and insight, particularly in financing, will aid the Company in raising capital to fully fund our clinical trials.

The Board of Directors has not designated a lead independent director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the Board of Directors, communicate with management and one another directly. Under these circumstances, the independent directors believe designating a lead independent director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as independent directors.

The Board of Directors receives regular reports from the Company’s Interim Chief Executive Officer and members of senior management on operational, financial, legal, and regulatory issues and risks. Additionally, the Audit Committee of the Board of Directors is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management and the Company’s independent auditor. Whenever a committee of the Board of Directors receives a report involving risk identification, risk management or risk mitigation, the chairman of the relevant committee reports on that discussion, as appropriate, to the full Board of Directors during the next meeting of the Board of Directors.

In addition, our Board of Directors administers the Company’s cybersecurity risk oversight function directly as a whole.

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Board Meetings and Committees

The Board of Directors held 24 meetings and took 5 actions by written consent during the year ended December 31, 2025. During 2025, all directors attended 100% of the meetings of the Board of Directors and board committees of which the director was a member. Below is the current make-up of each of the committees of our Board of Directors:

AUDIT	COMPENSATION	NOMINATING & CORPORATE GOVERNANCE
George Scorsis (Chair) Angel Liriano Oleh Nabyt	Angel Liriano (Chair) George Scorsis Oleh Nabyt	Oleh Nabyt (Chair) George Scorsis Angel Liriano

Our Board of Directors has established three committees consisting of an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The members of each committee qualify as “independent” as defined under Nasdaq listing rules and Rule 10A-3(b)(1) of the Securities Act of 1933, as amended (the “Securities Act”). Moreover, at least one member of the Audit Committee qualifies as an “audit committee financial expert” as the term is defined under Nasdaq listing rules and applicable rules and regulations of the SEC, based on such director’s respective business and professional experience in the financial and accounting fields.

Audit Committee. According to its charter, the Audit Committee is to consist of at least three members, each of whom shall be a non-employee director who has been determined by the Board of Directors to meet the independence requirements under Nasdaq listing rules, and also Rule 10A-3(b)(1) of the Securities Act, subject to the exemptions provided in Rule 10A-3(c). A copy of our Audit Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com. At present, the Audit Committee, which consists of George Scorsis (Chair), Angel Liriano and Oleh Nabyt, assists our Board of Directors in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (a) the quality and integrity of the Company’s financial statements (b) the Company’s compliance with legal and regulatory requirements, (c) the independent auditor’s qualifications and independence and (d) the performance of the Company’s internal audit functions and independent auditor, as well as other matters which may come before it as directed by the Board of Directors. Further, the Audit Committee, to the extent it deems necessary or appropriate, among its several other responsibilities, is responsible for annually reviewing the qualifications, performance and independence of the independent auditor and the audit plan, fees, and audit results. Our Board of Directors had previously determined Angel Liriano meets the requirements of being an “audit committee financial expert,” as defined by the rules and regulations of the SEC, and, as a result, he serves as chair of the Audit Committee.

Compensation Committee. The Compensation Committee members are Angel Liriano (Chair), Oleh Nabyt and George Scorsis. The Compensation Committee aids our Board of Directors in meeting its responsibilities relating to the compensation of the Company’s executive officers and directors and to administer all incentive compensation plans and equity-based plans of the Company, including the plans under which Company securities may be acquired by directors, executive officers, employees, and consultants. A copy of our Compensation Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which consists of Oleh Nabyt (Chair), Angel Liriano and Gorge Scorsis, recommends to the Board of Directors individuals qualified to serve as directors and on committees of the Board of Directors. The Nominating and Corporate Governance Committee further serves to advise the Board of Directors with respect to the Board of Directors’ composition, procedures and establishment of committees, as needed, to develop and recommend to the Board of Directors corporate governance principles applicable to the Company, and to oversee the evaluation of the Board of Directors and management. The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates for the Board of Directors in the same manner it considers nominees from other sources. Our Board of Directors retains the ultimate authority to nominate a candidate for election by the stockholders as a director or to fill any vacancy that may occur. In identifying prospective director candidates, the Nominating and Corporate Governance Committee may consider all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the prospective director candidate, his or her depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. All members of the Nominating and Corporate Governance Committee are independent directors. A copy of our Nominating and Corporate Governance Committee Charter is located under the “Investor Relations-Governance” tab on our website at www.shuttlepharma.com.

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Audit Committee

MEMBERS	MEETINGS HELD IN 2025: 5* ACTIONS BY WRITTEN CONSENT: 0*
George Scorsis (Chair)
Angel Liriano
Oleh Nabyt

The Audit Committee of our Board of Directors is our standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.

* Mr. Liriano joined the Company’s Board in September 2025. Accordingly, our previous Audit Committee member participated in the Audit Committee meetings held prior to his appointment, or took action by written consent in 2025, until their resignations in September 2025.

KEY RESPONSIBILITIES

●	Reviews and discusses the financial statements for the financial year ended.

●	Oversees the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

●	Discusses with the Company’s independent accountants the matters required to be discussed by the statement on Auditing Standards No. 61, as amended.

●	Reviews written disclosures and letters from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, regarding the independent accountant’s communications with the Audit Committee concerning independence and discusses with the independent accountant the independent accountant’s independence.

●	Based on the review and discussions with the Company’s independent accountant, recommends to the Board of Directors that such audited financial statements and unaudited interim financial statements be included in the Company’s annual report on Form 10–K and quarterly reports on Form 10-Q, respectively, for the applicable periods for filing with the SEC.

COMPENSATION Committee

MEMBERS	MEETINGS HELD IN 2025: 1* ACTIONS BY WRITTEN CONSENT: 0*
Angel Liriano (Chair) George Scorsis Oleh Nabyt

*Mr. Liriano joined the Company’s Board in September 2025. Accordingly, our previous Compensation Committee member participated in the Compensation Committee meetings held prior to his appointment, or took action by written consent in 2025, until their resignations in September 2025.

KEY RESPONSIBILITIES

●	Makes recommendations to the Board of Directors concerning the salaries and incentive compensation for our officers, including our principal executive officer and employees and administers our stock option plan.

NOMINATING AND CORPORATE GOVERNANCE Committee

MEMBERS	MEETINGS HELD IN 2025: 1* ACTIONS BY WRITTEN CONSENT: 0*
Oleh Nabyt (Chair)
George Scorsis
Angel Liriano*

* Mr. Liriano joined the Company’s Board in September 2025. Accordingly, our previous Nominating and Corporate Governance Committee member participated in the Nominating and Corporate Governance Committee meetings held in prior to his appointment, or took action by written consent in 2025, until their resignations in September 2025.

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KEY RESPONSIBILITIES

●	Assists the Board of Directors in identifying qualified individuals to become board members, in determining the composition of the Board of Directors and in monitoring Board of Directors effectiveness.

Considerations in Evaluating Director Nominees

The Board of Directors is responsible for overseeing the Company’s business consistent with its fiduciary duty to the stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. There are general requirements for service on the Board of Directors that are applicable to directors and there are other skills and experience that should be represented on the Board of Directors as a whole but not necessarily by each director. The Nominating and Corporate Governance Committee considers the qualifications of director candidates individually and in the broader context of the Board of Directors’ overall composition and the Company’s current and future needs.

STOCKholder Recommendations for Nominations to the Board of Directors

We do not currently have a procedure by which security holders may recommend nominees to the Board of Directors. Prior to the listing of our common stock on Nasdaq, as a private company with a limited stockholder base, we did not believe that it was important to provide such a procedure. However, as a publicly traded Nasdaq-listed company with the requirement to hold annual stockholder meetings, we will consider implementing such a policy in the future as our Board of Directors deems necessary.

Communications with the Board of Directors

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the independent directors as a group, by the following means:

Mail:	Chairman of the Board Shuttle Pharmaceuticals Holdings, Inc. 401 Professional Drive, Suite 260 Gaithersburg, MD 20879 cc: Chief Financial Officer

Email:	info@shuttlepharma.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. The Chairman of the Board will initially receive and process communications before forwarding them to the addressee. Communications also may be referred to other departments within the Company. The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us.

10

Corporate Governance Guidelines and Code of Business Conduct and Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors, and employees. The code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from our secretary at our executive offices in Gaithersburg, Maryland. A copy of our code of ethics is available on our website at www.shuttlepharma.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Insider Trading Policies and Procedures

The Company has adopted an insider trading policy, as amended and restated on March 10, 2023 (the “Insider Trading Policy”), overseen by the Company’s corporate secretary, that applies to all (i) directors, (ii) executive officers and (iii) employees who are exposed to insider information (together, the “Covered Persons”). The Insider Trading Policy prohibits the use of material non-public information obtained by Covered Persons through their involvement with the Company when making decisions to purchase, sell, give away or otherwise trade in the Company’s securities or to provide such information to others outside the organization. Under the Insider Trading Policy, material non-public information includes, among other things, significant changes in the Company’s prospects, significant write-downs, liquidity problems, changes in management, extraordinary borrowings, changes in debt, planned public offerings or any other information that may be deemed material to the Company or the Company’s prospects. Further, we have established black-out periods to which all Covered Persons are subject, including quarterly black-out periods, which commence three weeks before the end of each quarter and continue until the quarterly results are disclosed by filing the Company’s Quarterly Report on Form 10-Q or Annual Report on Form 10-K. The Company may impose black-out periods from time to time as other types of material non-public information occur when material non-public events or disclosures are pending. If the Company imposes a special black-out period, the Company will notify Covered Persons accordingly. Covered Persons are permitted to trade in the Company’s securities only when there is no black-out period in effect and such trade has been pre-cleared by the Company’s corporate secretary, or when a qualified 10b5-1 plan has been established in accordance with federal securities laws.

Clawback Policy

While the Company does not presently have in place any significant incentive compensation agreements or awards related to the Company’s overall financial performance, the Company’s Board of Directors has adopted a clawback policy in order to comply with federal securities laws. As such, we have adopted a clawback policy in which we may seek the recovery or forfeiture of incentive compensation paid by us, including cash, equity or equity-based compensation, in the event we restate our financial statements under certain circumstances. The clawback policy applies to our Section 16 officers, any employee who was eligible to receive incentive compensation and whose conduct contributed to the need for a restatement, and any other former Section 16 officer or other employee who contributed to the need for such restatement.

Role of the Board of Directors in Risk Oversight

Members of the Board of Directors have periodic meetings with management and the Company’s independent auditor to perform risk oversight with respect to the Company’s internal control processes. The Company believes that the Board of Directors’ role in risk oversight does not materially affect the leadership structure of the Company.

Director Compensation

Except as set forth below, each of our independent, non-employee directors are compensated in accordance with their director offer letters, with each receiving compensation on an annual basis consisting of (i) $25,000 in cash, payable in quarterly installments and (ii) $100,000 in RSUs following initial appointment, with the per share value of such RSUs determined as of the grant date, with additional RSUs awards to be determined annually; provided, effective May 22, 2025, that the Chairman of the Board shall receive an additional $8,000 in cash on an annual basis, payable in quarterly installments; provided further, that Mr. Liriano did not receive any RSUs in connection with his appointment on the Board of Directors. Pursuant to director offer letters entered into between each non-employee, independent director and our Company, the RSUs vest over a three-year period in one third increments on each of the first, second and third anniversary following the date of the grant. In addition, all non-employee directors are also reimbursed for out-of-pocket costs incurred in connection with attending meetings.

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Director Compensation Table

The following table summarizes information regarding compensation awarded to, earned by, or paid to each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)		Option Awards(2) ($)		Total ($)
George Scorsis	$26,833		$200,000	$	Nil	$226,833
Angel Liriano	$7,569	$	Nil	$	Nil	$7,569
Oleh Nabyt	$20,833		$200,000	$	Nil	$220,833
Adam Chambers	$7,847	$	Nil	$	Nil	$7,847
Sachin Pathigoda	$7,569	$	Nil	$	Nil	$7,569
Bette Jacobs	$4,167	$	Nil	$	Nil	$4,167
Chris Senanayake	$4,167	$	Nil	$	Nil	$4,167
Joseph Tung	$20,333		$100,000	$	Nil	$120,333
Josh Schafer	$4,167	$	Nil	$	Nil	$4,167
Milton Brown	$4,167	$	Nil	$	Nil	$4,167
Steven Richards	$12,500		$25,195	$	Nil	$37,695

(1)The amounts reported represent the aggregate grant date fair value of the restricted stock awards granted during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the director. Such awards will vest in three equal installments on each of the third, fourth and fifth anniversaries of the grant date, subject to the non-employee director’s continued service through the applicable vesting dates.

(2)The amounts reported represent the aggregate grant date fair value of the option awards granted during the year ended December 31, 2025, calculated in accordance with FASB ASC Topic 718, rather than the amount paid to or realized by the director.

Proposal 1: Election of Directors

What am I voting on and how should I vote?

You are being asked to elect five (5) directors at the Annual Meeting. Each of the directors elected at the Annual Meeting will commence their term at the end of the Annual Meeting and serve until the next Annual Meeting, or until a successor has been elected and qualified, or until such director’s earlier resignation or removal.

We believe that each of the nominees brings a set of experience and qualifications that positions our Board of Directors well to lead the Company in the best interest of stockholders.

The Board of Directors therefore recommends you vote “FOR” each of the nominees set forth below.

Nominees

1.	Christopher Cooper

2.	Adam Chambers

3.	George Scorsis

4.	Oleh Nabyt

5.	Angel Liriano

Vote Required

The nominees will be elected by a plurality vote, which means that the five (5) director nominees receiving the highest number of “FOR” votes will be elected. Only votes “FOR” will affect the outcome. Abstentions and broker non-votes will have no effect.

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Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

What am I voting on and how should I vote?

You are being asked to ratify the appointment of Forvis Mazars, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026.

We do not anticipate a representative from Forvis Mazars, LLP will be present at the Annual Meeting. However, should a representative from Forvis Mazars, LLP choose to attend, they will have the opportunity to participate and respond to appropriate questions that may be posed at the Annual Meeting and will have an opportunity to make a statement if he or she so desires.

Although our governing documents do not require us to submit this matter to stockholders, the Audit Committee and the Board of Directors believe that asking stockholders to ratify the appointment of Forvis Mazars, LLP is consistent with best practices in corporate governance. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Forvis Mazars, LLP and may retain that firm or another independent accounting firm without resubmitting the matter to the stockholders of the Company for their approval. Even if the appointment is ratified, the Audit Committee may, in its discretion, direct the appointment of different independent accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

We believe that Forvis Mazars, LLP offers professional services in their industry and is sufficiently qualified to conduct their duties as independent auditor.

The Board of Directors recommends that you vote “FOR” the ratification of the appointment of Forvis Mazars, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Forvis Mazars, LLP served as the Company’s independent registered public accounting firm since March 21, 2023 and has audited the Company’s financial statements as incorporated in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Fees Paid to the Independent Public Accounting Firm

The following table represents fees for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2025 and December 31, 2024 rendered by Forvis Mazars, LLP.

	Fiscal year ended December 31,
	2025	2024
Audit Fees [1]	$821,751	$676,081
Other Audit Fees	-	$-
Tax Fees [2]	$-	$-

Total fees	$821,751	$676,081

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements included in the Company’s Form 10-K and review of the financial statements included in the Company’s Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements. Fees include out of scope costs related to convertible notes and warrants.

2.	Tax fees. Consists of professional services rendered by our principal accountant for tax compliance, tax advice and tax planning.

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Audit Committee Pre-Approval Policies

The Audit Committee is tasked with pre-approving any non-audit services proposed to be provided to the Company by the independent auditor.

Audit Committee Report

In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors in fulfilling its responsibility of oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Our management has primary responsibility for our financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of our financial statements in accordance with the standards of the PCAOB. The Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the Company’s accounting and financial reporting processes, including the Company’s internal controls over financial reporting, and the audits of the Company’s financial statements, as well as approving any non-audit services proposed by the Company’s independent directors.

In 2025, the Audit Committee met and held discussions with management and the independent auditors. In the discussions related to the Company’s financial statements for fiscal year ended 2025, management represented to the Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with management the financial statements for fiscal year ended 2025. In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent auditors and the Audit Committee’s review of the representations of management and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for the fiscal year ended December 31, 2025 be included in our 2025 annual report on Form 10-K for filing with the SEC.

Respectfully submitted,

The Audit Committee of the Board of Directors

George Scorsis (Chair)

Angel Liriano

Oleh Nabyt

The immediately preceding report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of previous filings under the Securities Act, or the Exchange Act except to the extent that we specifically incorporate such report by reference.

Vote Required

The affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote on this proposal is required to approve Proposal No. 2. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal. Broker non-votes will have no effect on this proposal.

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Proposal 3: Advisory Vote on Executive Compensation (“Say on Pay”)

What am I voting on and how should I vote?

This proposal gives our stockholders the opportunity to vote to approve, on an advisory, non-binding basis, in accordance with Section 14A of the Exchange Act, the compensation of our Named Executive Officers (“NEOs”), as disclosed in this proxy statement.

The Board of Directors therefore recommends you vote “FOR” the resolution that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K, including the Executive Compensation, compensation tables, and narrative discussions to be hereby APPROVED.

Approval on an advisory basis of the compensation of our NEOs must receive the affirmative vote of a majority of the votes so present or represented and entitled to be cast thereon at the 2026 Annual Meeting in order to be approved.

THE TEXT OF THE RESOLUTION IN RESPECT OF PROPOSAL 3 IS AS FOLLOWS:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in this proxy statement in the section entitled “Executive Compensation,” including the compensation tables and narrative discussions set forth therein.”

ADVISORY VOTE ONLY

This vote is advisory, and therefore not binding on the Company, the Compensation Committee, or the Board of Directors. However, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.

Executive Compensation

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to our NEOs for 2025 and 2024.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Christopher Cooper	2025	193,549	-	-	-	-	-	-	193,549
CEO(1)	2024	-	-	-	-	-	-	-	-

Anatoly Dritschilo M.D., former CEO(2)	2025	109,525	-	224,641	-	-	-	-	334,166
	2024	274,000	-	-	-	-	-	-	274,000

Timothy J. Lorber former CFO(3)	2025	222,055	-	51,155	-	-	-	-	273,210
	2024	97,641	-	100,000	-	-	-	-	197,641

Peter Dritschilo, former President and former COO (4)	2025	147,669	-	-	-	-	-	-	147,669
	2024	236,000	-	-	-	-	-	-	236,000

1)	Christopher Cooper was appointed as interim Chief Executive Officer on March 11, 2025.
2)	Anatoly Dritschilo was appointed as Chief Executive Officer in December 2012 and resigned on June 10, 2025.
3)	Timothy J. Lorber was appointed as Chief Financial Officer on June 10, 2024 and resigned on November 21, 2025.
4)	Peter Dritschilo was appointed as Chief Operating Officer on September 1, 2015 and resigned on August 12, 2025.

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Each of our executive officers has entered into an employment agreement with us. The employees each will receive compensation on an annual basis in cash, payable in monthly installments commencing at the completion of our IPO, as well as restricted stock units (“RSUs”) subject to achieving certain key performance indicators. Certain of our executive officers are entitled to various target bonuses, upon achievement of certain milestones. The terms of the employment agreements are as follows:

Employment Agreement with Anatoly Dritschilo, MD

On June 28, 2019, we entered into an employment agreement with our then Chief Executive Officer and Chairman of the Board of Directors, Anatoly Dritschilo, M.D, which was amended and restated on March 31, 2025 to account for his transition to the position of Chief Scientific Officer and Chairman of the Board of Directors. Under Dr. Dritschilo’s employment agreement, Dr. Dritschilo received base compensation of $274,000 per year. Dr. Dritschilo also received an initial RSU grant of 22,748 RSUs (2,844 on a post-reverse split basis) issuable under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), which RSUs vested over three years in substantially equal one-third installments on each one-year anniversary of the agreement. Under his employment agreement, if Dr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, Dr. Dritschilo will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement. Dr. Dritschilo accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022. Dr. Drischilo resigned from all positions with the Company on June 10, 2025.

Consulting Agreement with Christopher Cooper

On March 11, 2025, we entered into a consulting agreement with Number 2 Capital Corp., a corporation wholly owned by Christopher Cooper, who was initially appointed as our interim Co-Chief Executive Officer and now serves as interim Chief Executive Officer, with responsibility over our capital markets and business capabilities. Under the terms of the consulting agreement, Mr. Cooper will receive compensation of $20,000 per month for a term of six months. Either party may terminate the consulting agreement at any time upon 30 days’ notice, with or without cause. On January 29, 2026, we entered into an amendment to the consulting agreement to extend the term of the consulting agreement to August 1, 2026, effective September 11, 2025. Mr. Cooper will receive compensation of $20,000 per month for the duration of the term subject to the conditions set forth in the consulting agreement, as amended.

Employment Agreement with Timothy J. Lorber

On June 10, 2024, we entered into an employment agreement with our former Chief Financial Officer, Timothy J. Lorber. Under Mr. Lorber’s employment agreement, he received base compensation of $227,000 per year and was entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Lorber also received an initial RSU grant of $100,000 worth of RSU issuable under the Company’s 2018 Plan, which RSUs vested annually in one-third increments commencing on the first anniversary date of the grant of RSU, in accordance with the terms of the RSUs award agreement. Under Mr. Lorber’s employment agreement, if he terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for a period of six months, subject to his continued compliance with certain requirements of his employment agreement. On November 21, 2025, Mr. Lorber resigned from all positions with the Company.

Employment Agreement with Peter Dritschilo

On May 30, 2019, we entered into an employment agreement with our former President and Chief Operating Officer, Peter Dritschilo. Under Mr. Dritschilo’s employment agreement, Mr. Dritschilo received base compensation of $236,000 and is entitled to a target bonus of $72,000 upon achievement of certain milestones. Mr. Dritschilo also received an initial RSU grant of 10,380 RSUs (1,298 on a post-reverse split basis) issuable under the Company’s 2018 Plan, which RSUs vested over three years in substantially equal installments on each one-year anniversary of the agreement. Under Mr. Dritschilo’s employment agreement, if Mr. Dritschilo terminates his employment for “Good Reason,” as defined in the agreement, he will be entitled to his then applicable base salary for period of 12 months, subject to his continued compliance with certain requirements of his employment agreement. Mr. Dritschilo accepted a reduced salary prior to the Company’s completion of its initial public offering in September 2022. Mr. Dritschilo resigned on August 12, 2025.

Engagement Agreement with Yuying Liang

In January 2026, the Board of Directors appointed Ms. Yuying Liang, CPA as Chief Financial Officer of the Company. The terms Ms. Liang’s employment with the Company are set forth in that certain engagement letter between the Company and Yuying Liang Professional Corp. (“YLPC”), a Canadian corporation wholly owned and controlled by Ms. Liang. Pursuant to the engagement letter, YLPC was engaged to perform ongoing bookkeeping, accounting, and financial reporting services and set forth Ms. Liang’s willingness, at the election of the Board, to serve as Chief Financial Officer of the Company. Pursuant to the engagement letter, Ms. Liang will receive a monthly fee of $15,000 USD plus applicable taxes. The agreement pursuant to the engagement letter may be terminated at any time upon 30 days’ notice, with or without cause.

Compensation Committee

The Compensation Committee operates in accordance with the compensation committee charter (the “Compensation Committee Charter”). The Compensation Committee Charter outlines responsibilities and duties of the members, sets forth the frequency of meetings, establishes and reviews the overall compensation policies and practices of the Company and also sets forth the process to review and approve the executive compensation program for the Chief Executive Officer and other executive officers, and makes appropriate recommendations to the Board.

The Compensation Committee approves or makes recommendations to our Board on decisions concerning compensation of the executive management team and the Board on a periodic basis to ensure that it is consistent with our short-term and long-term goals. The Compensation Committee assesses the appropriateness of the nature and amount of compensation of our executives by reference to relevant employment market conditions with the overall objective of ensuring maximum stakeholder benefit from the recruitment and retention of a high-quality board and executive team.

Additionally, the Compensation Committee is responsible for evaluating the performance of the Company’s key senior executives. The Company’s Chief Executive Officer and other members of management regularly discuss the Company’s compensation issues with Compensation Committee members. The Compensation Committee reviews and recommends to the Board the overall bonus and equity incentive awards for employees of the Company. Additionally, the Company’s Chief Executive Officer makes recommendations to the Compensation Committee for review, modification (if applicable) and approval in relation to bonuses and equity incentive awards for members of the executive management team.

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Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive awards for each NEO as of December 31, 2025.

	Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock not yet Vested (#)	Market Value of Shares or Units not yet Vested ($)
Christopher Cooper	-	-	-	-	-	-	-
Anatoly Dritschilo	-	-	-	-	-	38,565	69,417
Timothy Lorber	-	-	-	-	-	38,854	69,937
Peter Dritschilo	-	-	-	-	-

2018 Equity Incentive Plan

Our 2018 Equity Incentive Plan provides for equity incentives to be granted to our employees, executive officers or directors and to key advisers and consultants. Equity incentives may be in the form of stock options with an exercise price of not less than the fair market value of the underlying shares as determined pursuant to the 2018 Equity Incentive Plan, restricted stock awards, other stock-based awards, or any combination of the foregoing. The 2018 Equity Incentive Plan is administered by the Company’s compensation committee or, alternatively, if there is no compensation committee, the Company’s board of directors. We have reserved 8,000,000 shares of our common stock for issuance under the 2018 Equity Incentive Plan, of which 204,015 shares have been granted, net of forfeitures, as of April 10, 2026.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 10, 2026, by (i) each person, or group of affiliated persons, known to us to beneficially own more than five percent (5%) of the outstanding shares of our Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all current directors and named executive officers as a group.

Information with respect to beneficial ownership is based on information furnished to us by each director or executive officer. Information about our 5% or greater stockholder, other than percentages of beneficial ownership, is based solely on Schedules 13G or 13D filed with the SEC. Beneficial ownership is determined according to the rules of the SEC and generally means that a person has beneficial ownership of a security if she, he or it possesses sole or shared voting or investment power of that security and includes options and warrants that are currently exercisable within 60 days of April 10, 2026. Options to purchase shares of our Common Stock that are exercisable within 60 days of April 10, 2026, are deemed to be beneficially owned by the persons holding these options for the purpose of computing percentage ownership of that person but are not treated as outstanding for the purpose of computing any other person’s ownership percentage. Except as indicated in the footnotes below, each of the beneficial owners named in the table below has, to our knowledge, sole voting and investment power with respect to all shares of Common Stock listed as beneficially owned by her, him or it, except for shares owned jointly with that person’s spouse or as may otherwise be set forth in a footnote.

We have based our calculation of beneficial ownership on 5,591,290 shares of our Common Stock outstanding as of April 10, 2026. Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Shuttle Pharmaceuticals Holdings, Inc., 401 Professional Drive, Suite 260, Gaithersburg, MD 20879.

Names and addresses	Number of shares of common stock beneficially owned (#)	Percentage of shares of common stock beneficially owned (%)
Directors and Named Executive Officers:
Christopher Cooper	Nil	0.0%
Angel Liriano	Nil	0.0%
Yuying Liang	Nil	0.0%
George Scorsis	36,607	* %
Adam Chambers	Nil	0.0%
Oleh Nabyt	36,607	* %
All current executive officers and directors as a group (5 persons)	73,214	* %
Other 5% beneficial owners:
1542770 BC LTD.(1)	320,496	5.7%

* Less than one percent (1.00%).

(1)	Zhitian (Andy) Zhang is the owner of 1542770 BC LTD, the direct holder of the Shares.

Related Party Transactions

Unless described below, during the last two fiscal years, there were no transactions or series of similar transactions to which we were a party or will be a party, in which:

●	the amounts involved exceed or will exceed $120,000; and

●	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing had, or will have, a direct or indirect material interest.

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On September 4, 2024, the Company issued a $250,000 promissory note (the “Promissory Note”) to a former officer of the Company for $250,000. The Promissory Note accrues interest at 12% per annum and is repayable in 12 substantially equal installments over a period of one year. During the years ended December 31, 2025 and 2024, the Company incurred $8,730 and $8,692 in interest expense relating to this Promissory Note. For the years ended December 31, 2025 and 2024, the Company repaid principal of $190,270 and $59,730, respectively. For the years ended December 31, 2025 and 2024, the Company paid interest of $9,640 and $6,907, respectively. The principal balance of the Promissory Note as of December 31, 2025 and 2024 was $0 and $190,270, respectively.

On October 14, 2024, we entered into a securities purchase agreement with our former Chief Executive Officer (the “Securities Purchase Agreement”). Pursuant to the Securities Purchase Agreement, we issued a $250,000 5% original issue discount senior secured convertible notes and warrants to purchase up to a total of 4,016 shares of common stock at an exercise price per share equal to $35.00 per share to Dr. Dritschilo. The convertible note matures one year from the date of issuance (the “Term”), accrues interest at the rate of 14.5% per annum, and is convertible at a 110% premium at any time beginning three months after the date of issuance. The Company has the option to prepay the convertible notes at any time, upon 10 days written notice, for 107% of total outstanding balance (the “Optional Prepayment Right”). Any outstanding principal will be paid in conversion of shares of common stock at the end of the Term, subject to the Company’s exercise of the Optional Prepayment Right; any accrued interest will be repaid quarterly in cash. The conversion price of the convertible notes will be the lower of a 15% discount to (i) $28.018 per share or (ii) the price of any offering entered into by the Company during the Term of the convertible notes, including the Company’s planned follow-on offering. The warrants are immediately exercisable after issuance and will remain exercisable for a period of five years from the date of issuance. The exercise price is subject to adjustment for any stock split, stock dividend, stock combination, recapitalization or similar event. As of December 31, 2024, the outstanding loan balance is $250,000 and unpaid interest of $7,955. As of December 31, 2025, there was no outstanding principal and interest balances for these transactions. Under the fair value option, the senior convertible note was valued at $206,085 as of December 31, 2024. In October 2025, the convertible note was converted to 39,216 shares of the Company’s common stock.

On March 5, 2025, the Company entered into a loan agreement with our former Chief Executive Officer, Dr. Anatoly Dritschilo, pursuant to which Dr. Dritschilo loaned the Company of $75,000 (principal), bearing interest at the rate of 14% per annum and which is repayable with accrued interest in one month. The loan was repaid in full on March 25, 2026.

Review, Approval and Ratification of Related Party Transactions

All related party transactions are subject to the review, approval, or ratification of our Board of Directors or an appropriate committee thereof. The loan was repaid in full on March 25, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings.

To the Company’s knowledge, based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% stockholders were met during the year ended December 31, 2025, except for the following:

Delinquent Section 16(a) Reports:

Name	Late Reports	Transactions Covered	Number of Shares
Angel Liriano	Form 3	Common Stock	0
Sachin Pathigoda	Form 3	Common Stock	0
Steven Richards	Form 4	Common Stock	29,240
Christopher Cooper	Form 3	Common Stock	0
Joseph Tung	Form 3	Common Stock	184,162
George Scorsis	Form 3	Common Stock	184,162
Oleh Nabyt	Form 3	Common Stock	184,162

Vote Required

The proposal to approve, on an advisory basis, the compensation of our named executive officers requires the affirmative vote of a majority of the votes so present or represented and entitled to be cast thereon at the Annual Meeting. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal. Broker non-votes will have no effect on this proposal.

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Proposal 4: Authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more Reverse Stock Splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150, to be effectuated by the Company’s Board of Directors when and as needed.

What am I voting on and how should I vote?

You are being asked to authorize the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more Reverse Stock Splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150, with such Reverse Stock Split to be available to the Board to approve and effectuate at its discretion when and as needed. The Company will likely need to effectuate the Reverse Stock Split to regain compliance with Nasdaq listing requirements. However, the Company is seeking a wider Reverse Stock Split range so that Company, if needed, will have the ability to effectuate an additional or further stock split if needed. In light of maintaining Nasdaq listing requirements, and considering current market conditions, the Board of Directors believes that conducting the Reverse Stock Split, and having the ability to conduct a reverse stock split in the future, is in the best interest of the Company and its stockholders.

The Board of Directors therefore recommends you vote “FOR” the authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect the Reverse Stock Split.

Vote Required

The affirmative vote of a majority of all votes cast by the holders of shares of Common Stock entitled to vote will be required for approval of this Proposal No. 4. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

Overview

The Board of Directors has adopted and is recommending that our stockholders approve an amendment to our amended and restated certificate of incorporation (the “Certificate of Incorporation”) to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (the “Reverse Stock Split”), to be effectuated at the Board’s discretion when and as needed, and included in a public announcement, subject to the Board of Directors’ authority to determine when to file an amendment notwithstanding prior stockholder approval of such amendment. Pursuant to the law of the State of Delaware, our state of incorporation, the Board of Directors must adopt any amendment to our Certificate of Incorporation and submit the amendment to stockholders for their approval. The form of the proposed amendment to our Certificate of Incorporation which would be filed with the Secretary of State of the State of Delaware, is attached to this proxy statement as Appendix A.

By approving this proposal, stockholders will approve an amendment to our Certificate of Incorporation pursuant to which a number of outstanding shares of our common stock between two (2) and one hundred and fifty (150), inclusive, would be combined into one share of our common stock, with the option of completing such Reverse Stock Split on more than one occasion if so required due to market conditions. Upon receiving stockholder approval, the Board of Directors will have the authority, but not the obligation, in its sole discretion, to elect, without further action on the part of the stockholders, whether to effect the Reverse Stock Split and, if so, to determine the Reverse Stock Split ratio from among the approved range described above (the “Final Ratio”) and to effect the Reverse Stock Split by filing one or more Certificate(s) of Amendment with the Secretary of State of the State of Delaware. The Board of Directors may also elect not to effect any Reverse Stock Split.

The Board of Directors’ decision as to whether and when to effect the Reverse Stock Split will be based on a number of factors, including market conditions, the historical, then-existing and expected trading price of our common stock, the anticipated impact of the Reverse Stock Split on the trading price of our common stock and on the number of holders of our common stock, and the continued listing requirements of Nasdaq. Although our stockholders may approve effectuating a Reverse Stock Split on one or more occasions, we will not effect the Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders.

Because the Reverse Stock Split will decrease the number of outstanding shares of our common stock by a ratio in the range of 1-for-2 to 1-for-150 but would not effect a decrease to the number of shares of common stock that the Company will be authorized to issue, the proposed Reverse Stock Split would result in a relative increase in the number of authorized and unissued shares of our common stock. For more information on the relative increase in the number of authorized shares of our common stock, see “— Principal Effects of the Reverse Stock Split — Relative Increase in Number of Authorized Shares of common stock for Issuance” below.

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Purpose and Background of Reverse Stock Split

The Board of Directors’ primary objective in asking for authority to effect the Reverse Stock Split is to increase the per-share trading price of our common stock and allow us to maintain compliance with Nasdaq listing requirements. As background for the Reverse Stock Split, the Company has previously failed to comply with Nasdaq Listing Rule 5550(a)(2) by failing to maintain a minimum bid price for our common stock on the Nasdaq of at least $1.00 per share for 30 consecutive business days (the “Minimum Bid Price Requirement”). In order to meet the Minimum Bid Price Requirement, the Company previously effectuated a 1-for-8 reverse stock split on August 13, 2024 and effectuated a 1-for-25 reverse stock split on June 16, 2025. While the Company is not currently out of compliance with the Minimum Bid Price Requirement, should the Company fall out of compliance with the Minimum Bid Price Requirement in the future, Nasdaq could delist the Company’s common stock.

Due to current market turbulence and uncertainty, the Company is seeking stockholder approval for a large enough share range of the Reverse Stock Split so that, should the Company have the need to effectuate additional reverse stock splits in the future to ensure it maintains Nasdaq listing requirements, the Board of Directors will have a range of reverse stock splits pre-approved by the Company’s stockholders available for use.

The Board of Directors believes that the failure of stockholders to approve the Reverse Stock Split could prevent us from maintaining compliance with Nasdaq’s Minimum Bid Price Requirement and could inhibit our ability to conduct capital raising activities, among other things. If Nasdaq delists the Company’s common stock, then the common stock would likely become traded on an over-the-counter market such as those maintained by OTC Markets Group Inc., which do not have the substantial corporate governance or quantitative listing requirements for continued trading that Nasdaq has. In that event, interest in our common stock may decline and certain institutions may not have the ability to trade in the common stock, all of which could have a material adverse effect on the liquidity or trading volume of our common stock. If our common stock becomes significantly less liquid due to delisting from Nasdaq, our stockholders may not have the ability to liquidate their investments in the common stock as and when desired and we believe our ability to maintain analyst coverage, attractive investor interest, and have access to capital may become significantly diminished as a result.

The Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of the common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares. In addition, we will not issue fractional shares in connection with the Reverse Stock Split, and stockholders who would have otherwise been entitled to receive such fractional shares will receive an amount in cash determined in the manner set forth below under the heading “Fractional Shares.”

Following the effectiveness of the Reverse Stock Split, if approved by the stockholders and implemented by the Company, current stockholders will hold fewer shares of common stock.

Board of Directors’ Discretion to Implement the Reverse Stock Split

The Board of Directors believes that stockholder approval of a range of ratios (as opposed to a single reverse stock split ratio) is in the best interests of the Company and its stockholders because it is not possible to predict market conditions at the time that the Reverse Stock Split would be effected. In addition, the Board of Directors believes it is necessary to have the range approved so that it may effect a reverse stock split on more than one occasion if so required to maintain Nasdaq listing standards. As such, we believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split Ratio to be selected by our Board of Directors, or a special committee designated by our Board of Directors, will be a whole number in a range of 1-for-2 to 1-for-150. The Board of Directors also has the authority to abandon the Reverse Stock Split amendment should it so choose.

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In determining the final ratio and whether and when to effect the Reverse Stock Split following the receipt of stockholder approval, the Board of Directors will consider a number of factors, including, without limitation:

●	our ability to maintain the listing of our common stock on Nasdaq;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding immediately before and after the Reverse Stock Split;

●	the dilutive impact of any potential exercise of the Company’s outstanding warrants to purchase common stock and the related impact on the trading price of our common stock;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading price and trading volume of our common stock;

●	the anticipated impact of a particular ratio on the number of holders of our common stock; and

●	prevailing general market conditions.

We believe that granting the Board of Directors the authority to set the ratio for the Reverse Stock Split, and granting them the ability to determine when and how to effectuate it, is essential because it allows us to take these factors into consideration and to react to changing market conditions. If our Board of Directors chooses to implement the Reverse Stock Split, we will make a public announcement regarding the Board’s determination to effectuate a Reverse Stock Split and the final ratio.

Risks Associated with the Reverse Stock Split

There are risks associated with the Reverse Stock Split, including that the Reverse Stock Split may not result in a sustained increase in the per share price of our common stock. There is no assurance that:

●	the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

●	the Reverse Stock Split will result in a per share price that will increase the level of investment in our common stock by institutional investors or increase analyst and broker interest in our Company; and

●	the Reverse Stock Split will result in a per share price that will increase our ability to attract and retain employees and other service providers.

Stockholders should note that the effect of the Reverse Stock Split, if any, upon the market price of our common stock cannot be accurately predicted. In particular, we cannot assure you that the price for a share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding immediately prior to the Reverse Stock Split. Furthermore, even if the market price of our common stock does rise following the Reverse Stock Split, we cannot assure you that the market price of our common stock immediately after the Reverse Stock Split will be maintained for any period of time. Even if an increased per-share price can be maintained, the Reverse Stock Split may not achieve the desired results that have been outlined above. Moreover, because some investors may view the Reverse Stock Split negatively, we cannot assure you that the Reverse Stock Split will not adversely impact the market price of our common stock.

We believe that effectuating a Reverse Stock Split may result in greater liquidity for our stockholders. However, it is also possible that such liquidity could be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split, particularly if the price of our common stock does not increase as a result of the Reverse Stock Split.

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Principal Effects of the Reverse Stock Split

Issued and outstanding shares of common stock

If a Reverse Stock Split is approved and effected, each holder of our common stock immediately prior to the effectiveness of the Reverse Stock Split will own a reduced number of shares of our common stock upon effectiveness of the Reverse Stock Split. The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the final ratio will be the same for all issued and outstanding shares of common stock. A Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that a Reverse Stock Split results in any of our stockholders owning a fractional share, as described below under “— Fractional Shares.” After a Reverse Stock Split, the shares of our common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to our common stock, respectively, now authorized common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. Effectuating a Reverse Stock Split will not affect the Company continuing to be subject to the periodic reporting requirements of the Exchange Act.

A Reverse Stock Split may result in some stockholders owning “odd-lots” of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Relative increase in number of authorized shares of common stock for Issuance

When effectuated, whether on one or more occasions, the Reverse Stock Split will not affect the number of authorized shares or the par value of our capital stock. Although the number of authorized shares of our capital stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the final ratio. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

If the proposed Reverse Stock Split amendment is approved, all or any of the authorized and unissued shares of our common stock may be issued in the future for such corporate purposes and such consideration as the Board of Directors deems advisable from time to time, without further action by the stockholders of our Company and without first offering such shares to our stockholders. When and if additional shares of our common stock are issued, these new shares would have the same voting and other rights and privileges as the currently issued and outstanding shares of common stock, including the right to cast one vote per share. The Company regularly considers its capital requirements and may need to conduct equity offerings of common stock in the future. The relative increase in the number of shares of common stock would enable the Company to retain flexibility to address capital requirements, including the ability to conduct equity offerings of common stock.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates (if applicable)

If the proposed amendment to our Certificate of Incorporation is approved by the Company’s stockholders and our Board of Directors determines to effect the Reverse Stock Split, whether on one or more occasions within the range so approved, the Reverse Stock Split will become effective at the time a Certificate of Amendment is filed with the Secretary of State of the State of Delaware (the “Effective Time”). At the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of the stockholders, into new shares of common stock in accordance with the final ratio contained in the Certificate of Amendment

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Registered “book-entry” holders of common stock

If the Reverse Stock Split is effected, stockholders, either as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee. We do not issue physical certificates to stockholders.

Fractional shares

To avoid having any fractional shares of Common Stock (i.e., less than one full share of common stock) outstanding as a result of the Reverse Stock Split, no fractional shares will be issued in connection with the Reverse Stock Split. Instead, we will issue one full share of the post-Reverse Stock Split Common Stock to any shareholder who would have been entitled to receive a fractional share as a result of the process; provided that fractional shares of Common Stock subject to outstanding equity awards shall be aggregated until, and eliminated at, the time of exercise or settlement by rounding-up for fractional shares, unless otherwise determined by the Compensation Committee of the Board of Directors, or the Board of Directors as a whole, as applicable, or as otherwise required by applicable law. Each holder of shares of Common Stock will hold the same percentage of the outstanding Common Stock immediately following the Reverse Stock Split as that shareholder did immediately prior to the Reverse Stock Split, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Appraisal Rights

Under the General Corporation Law of the State of Delaware, the Company’s stockholders will not be entitled to appraisal rights with respect to the Reverse Stock Split, and we do not intend to independently provide stockholders with any such right.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the Reverse Stock Split, the Board of Directors does not intend for this transaction to be the first step in a series of plans or proposals of a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Anti-takeover Effects of Reverse Stock Split

Release No. 34-15230 of the staff of the SEC requires disclosure and discussion of the effects of any action, including the proposed amendment to our Certificate of Incorporation discussed herein, that may be used as an anti-takeover mechanism. An additional effect of the Reverse Stock Split would be to increase the relative amount of authorized but unissued shares of our common stock, which may, under certain circumstances, be construed as having an anti-takeover effect. Although not intended for such purposes, the effect of the increased available shares could be to render more difficult or discourage an attempt to take over or otherwise obtain control of the Company (for example, by permitting issuances that would dilute the stock ownership of a person or entity seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other change in control transaction). Our Board of Directors is permitted to issue preferred stock with rights senior to those of our common stock without any further vote or action by the stockholders and do not provide for cumulative voting rights, which could make it more difficult for stockholders to effect certain corporate actions and may delay or discourage a change in control.

Our Board of Directors is not presently aware of any attempt to acquire control of the Company, and the Reverse Stock Split proposal is not part of any plan by our Board of Directors to recommend or implement a series of anti-takeover measures.

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Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split to certain U.S. Holders (as defined below) of common stock. This summary is based upon the provisions of the Code, regulations promulgated by the U.S. Department of the Treasury thereunder, administrative rulings and judicial decisions, all as in effect as of the date hereof, and all of which are subject to change and differing interpretations, possibly with retroactive effect. Changes in these authorities or their interpretation may result in the U.S. federal income tax consequences of the Reverse Stock Split differing substantially from the consequences summarized below.

This discussion is limited to U.S. Holders that hold our common stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This summary is for general information purposes only and does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders of our common stock in light of their particular circumstances or to U.S. Holders of our common stock that may be subject to special tax rules, including, without limitation: (i) persons subject to the alternative minimum tax; (ii) banks, insurance companies, or other financial institutions; (iii) tax-exempt organizations or governmental organizations; (iv) brokers or dealers in securities or commodities; (v) regulated investment companies or real estate investment trusts; (vi) entities or arrangements treated as partnerships for U.S. federal income tax purposes and their partners or members, S corporations or other pass-through entities; (vii) traders in securities that elect to use the mark-to-market method of accounting; (viii) persons whose “functional currency” is not the U.S. dollar; (ix) persons holding our common stock in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction or integrated investment; (x) persons who acquired our common stock in connection with employment or the performance of services; (xi) retirement plans; (xii) persons who are not U.S. Holders; or (xiii) certain former citizens or long-term residents of the United States.

In addition, this summary of certain U.S. federal income tax consequences does not address the tax consequences arising under the laws of any foreign, state or local jurisdiction or any U.S. federal tax consequences other than U.S. federal income taxation (such as U.S. federal estate and gift tax consequences). If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds shares of our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. Partnerships holding our common stock and the partners in such partnerships should consult their tax advisors regarding the tax consequences to them of the Reverse Stock Split.

We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service, or the IRS, regarding the U.S. federal income tax consequences of the Reverse Stock Split, and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS, UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

This summary addresses only stockholders that are U.S. Holders. For purposes of this discussion, a “U.S. Holder” is any beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as any of the following:

●	an individual who is a citizen or resident of the United States;

●	a corporation created or organized under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	a trust that (i) is subject to the primary supervision of a U.S. court and all substantial decisions of which are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (ii) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except with respect to cash received in lieu of fractional shares, as discussed below. A U.S. Holder’s aggregate tax basis in the shares of the common stock received pursuant to the Reverse Stock Split should equal the U.S. Holder’s aggregate tax basis in the shares of the common stock surrendered (excluding any portion of such basis that is allocated to any fractional share of our common stock), and such U.S. Holder’s holding period in the shares of the common stock received should include the holding period of the shares of the common stock surrendered.

Treasury regulations promulgated under the Code provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered pursuant to the Reverse Stock Split to shares of common stock received pursuant to the Reverse Stock Split. Stockholders holding shares of common stock that were acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

A U.S. Holder who receives cash in lieu of a fractional share in the Reverse Stock Split generally should recognize capital gain or loss in an amount equal to the difference between the amount of the cash received and the U.S. Holder’s adjusted tax basis in the shares of common stock surrendered that is allocable to such fractional share. Such capital gain or loss generally should be long-term capital gain or loss if the U.S. Holder’s holding period for the shares of common stock surrendered exceeded one year at the effective time of the Reverse Stock Split. Stockholders should consult their tax advisors regarding the tax effects to them of receiving cash in lieu of fractional shares based on their particular circumstances.

A U.S. Holder may be subject to information reporting with respect to any cash received in lieu of a fractional share in the Reverse Stock Split. U.S. Holders who are subject to information reporting and who do not provide a correct taxpayer identification number and other required information (such as by submitting a properly completed Internal Revenue Service Form W-9) may also be subject to backup withholding at the applicable rate. Any amount withheld under such rules is not an additional tax and may be refunded or credited against the U.S. Holder’s U.S. federal income tax liability, provided that the required information is properly furnished in a timely manner to the Internal Revenue Service. Stockholders should consult their tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

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Proposal No. 5: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

What am I voting on and how should I vote?

You are being asked to approve the adjournment of the Annual Meeting if necessary to solicit additional proxies if there are not sufficient votes to approve Proposal No. 4 or any adjournment or postponement thereof.

The Board of Directors therefore recommends you vote “FOR” the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

We are seeking stockholder approval to give the board of directors authority to adjourn the Annual Meeting one or more times, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting. If this proposal is approved, the Annual Meeting could be adjourned to any date. Any determination of whether it is necessary to adjourn the Annual Meeting (or any adjournment or postponement thereof) to solicit additional proxies will be made solely by the Company.

If the Annual Meeting is adjourned, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you sign and return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of any other proposal, but do not indicate a choice on this proposal, your shares will be voted in favor of this proposal. But if you indicate that you wish to vote against any other proposal, your shares will only be voted in favor of this proposal if you indicate that you wish to vote in favor of that proposal.

Vote Required

The affirmative vote of a majority of the votes so present or represented and entitled to be cast thereon at our 2026 Annual Meeting is required to approve Proposal No. 5. Abstentions are considered present and entitled to vote with respect to this proposal and will, therefore, be treated as votes “against” this proposal. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

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Questions and Answers About the Meeting

Why am I receiving these materials?

You are receiving these materials because you were a stockholder of Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) as of March 25, 2026, which is the Record Date of our 2026 Annual Meeting of Stockholders. Our 2026 Annual Meeting of Stockholders will be held virtually on Thursday, May 21, 2026 at www.virtualshareholdermeeting.com/SHPH2026.

What proposals will be voted on at the Annual Meeting and how does the Board of Directors recommend that i vote?

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board of Directors recommends that you vote FOR each director nominee. These individuals bring a range of relevant experiences and overall diversity of perspectives that is essential to good governance and leadership of our Company.

PROPOSAL NO. 2: RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTING FIRM
The Board of Directors recommends that you vote FOR the ratification of the Company’s independent auditor, Forvis Mazars, LLP, for the fiscal year ending December 31, 2026.

PROPOSAL NO. 3: EXECUTIVE COMPENSATION
The Board of Directors recommends that you vote FOR approval of the Company’s executive compensation plan, on an advisory basis. We believe the numbers that we have prepared are fair and in the best interest of the Company’s executives and stockholders.

PROPOSAL NO. 4: AUTHORIZATION OF THE BOARD OF DIRECTORS TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (the “Reverse Stock Split”), to be effectuated at the Board’s discretion when and as needed.

The Board of Directors recommends that you vote FOR authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect the Reverse Stock Split of all of the Company’s issued and outstanding common stock by a ratio in the range of 1-for-2 to 1-for-150, with such Reverse Stock Split to be available for the Board of Directors to effectuate when and as needed in order to maintain the Company’s listing on the Nasdaq Capital Market. We believe that conducting the Reverse Stock Split is in the best interest of the Company and its stockholders.

PROPOSAL NO. 5: approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

The Board of Directors recommends that you vote FOR the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

You can vote your shares of common stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 5,546,309 shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on all matters presented at the Annual Meeting.

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What do I need to do to attend the VIRTUAL Meeting?

To attend the meeting online, you will need to log into our 2026 Annual Meeting approximately 10 - 15 minutes before the start of the meeting, which commences at 12:00 P.M. ET on May 21, 2026 at www.virtualshareholdermeeting.com/SHPH2026. You may attend as a stockholder, which will entitle you to vote and ask questions, or you may attend as a guest.

What is the difference between holding shares as a sTOCKholder of record and as a beneficial owner?

Stockholders of Record (shares registered in your name):

You hold your shares directly and may vote your shares in accordance with the instructions on your proxy card.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

You hold your shares through a brokerage firm and will have to provide instructions to your broker to vote your shares for you.

How do I vote and what are the voting deadlines?

Stockholders of Record (shares registered in your name):

VIA THE INTERNET	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode available on your proxy card. Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 20, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

BY TELEPHONE	VOTE BY PHONE - 1 - 800 - 690 - 6903 - Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 20, 2026. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL	VOTE BY MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

AT THE VIRTUAL MEETING	Attend the virtual meeting by going to www.virtualshareholdermeeting.com/SHPH2026 and logging in using the information contained on your proxy card.

DEADLINE	In order for your vote to count, you must vote by May 20, 2026 at 11:59 P.M. ET. After that, the only way to cast your vote will be by attending the meeting on Thursday, May 21, 2026 at 12 pm EST.

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Can I change my vote or revoke my proxy?

Stockholders of Record (shares registered in your name):

Yes. You can revoke your proxy vote at any time before it is exercised at the Annual Meeting in any of these three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;
●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or
●	by attending the Annual Meeting and voting at that time.

Beneficial Owners (shares registered in the name of your broker, bank or other nominee):

If your shares of Shuttle Pharmaceuticals common stock are held by a broker, bank, or other nominee (in “street name”), you will receive instructions from them on how to vote your shares. If your shares are held by a broker and you do not give the broker specific instructions on how to vote your shares, your broker may vote your shares at its discretion on “routine” matters to be acted upon at the Annual Meeting. However, your shares will not be voted on any “non-routine” matters. An absence of voting instructions on any “non-routine” matters will result in a “broker non-vote.”

The “routine” matters to be acted upon at the Annual Meeting are:

●	Proposal No. 2: Ratification of the appointment of Forvis Mazars, LLP as the Company’s independent auditor for fiscal year ending December 31, 2026.
●	Proposal No. 4: Authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (the “Reverse Stock Split”), to be effectuated at the Board’s discretion when and as needed.

All other matters to be acted upon at the Annual Meeting are “non-routine” matters. As such, if you hold all or any portion of your shares in street name and you do not give your broker or bank specific instructions on how to vote your shares, your shares will not be voted on the following “non-routine” matters:

●	Proposal No. 1: Election of the five directors named in this proxy statement.
●	Proposal No. 3: Approval (on an advisory basis) of the Company’s executive compensation.
●	Proposal No. 5: Approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.

What is the effect of giving a proxy?

Whichever method you use to transmit your voting instructions, your shares of Shuttle Pharmaceuticals common Stock will be voted as you direct. If you designate the proxy named on the proxy card to vote on your behalf, but do not specify how to vote your shares, they will be voted as follows:

●	Proposal No. 1: FOR ALL NOMINEES for the election of directors.
●	Proposal No. 2: FOR the ratification of the appointment of Forvis Mazars, LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026.
●	Proposal No 3: FOR the approval (on an advisory basis) of the Company’s executive compensation.
●	Proposal No. 4: FOR the authorization of the Board of Directors to amend the Company’s amended and restated certificate of incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding common stock by a cumulative ratio in the range of 1-for-2 to 1-for-150 (the “Reverse Stock Split”), to be effectuated at the Board’s discretion when and as needed.
●	Proposal No. 5: FOR the approval of the adjournment of the Annual Meeting, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, one or more of the other proposals to be voted on at the Annual Meeting.
●	FOR any other matters that may arise at the Annual Meeting, such matters will be voted in accordance with the judgment of the persons voting the proxy on any other matter properly brought before the meeting.

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If you vote in advance using one of the methods described above, then you may still attend and vote at the Annual Meeting. Please see Revoking a Proxy below for additional details.

If you vote your proxy, your vote must be received by 11:59 P.M. U.S. EST on May 20, 2026 in order for your vote to be counted.

If I am a beneficial owner of shares held in “street name” and I do not provide my brokerage firm, bank or other nominee with voting instructions, what happens?

If you are a beneficial owner and do not instruct your brokerage firm, bank or other nominee how to vote your shares, your shares will be considered “uninstructed” and the question of whether your nominee will still be able to vote your shares depends on whether, pursuant to stock exchange rules, the particular proposal is deemed to be a “routine” matter. Brokerage firms, banks and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under applicable rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested), mergers, stockholder proposals, executive compensation and certain corporate governance proposals, even if management-supported. Accordingly, your brokerage firm, bank or other nominee may vote your shares on Proposal 2 and Proposal 4, which are considered “routine,” without your instructions. Your brokerage firm, bank or other nominee may not, however, vote your shares on Proposal 1, Proposal 3, or Proposal 5, without your instructions, because they are considered “non-routine,” which would result in a “broker non-vote” and your shares would not be counted as having been voted on these proposals. Please instruct your brokerage firm, bank or other nominee as to how to vote your shares to ensure that your vote will be counted.

If you are a beneficial owner of shares held in street name, and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank or other nominee by the deadline provided in the materials you receive from your nominee.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank or other nominee holding the shares as to how to vote on matters deemed to be “non-routine,” the brokerage firm, bank or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

HOW ARE abstentions and broker non-votes COUNTED?

Abstentions and broker non-votes will be counted as present for purposes of determining a quorum. An abstention occurs when a stockholder chooses to “ABSTAIN” from voting on a matter. As discussed above, a broker non-vote occurs when a broker, bank, or other stockholder of record, in nominee name or otherwise, exercising fiduciary powers, submits a proxy for the Annual Meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote those shares on routine matters, but not on non-routine matters. We expect the proposal regarding auditor ratification and a reverse stock split to be routine matters, and therefore, broker non-votes are not expected to exist with respect to such proposals. We expect the other proposals described in this proxy statement to be non-routine. Brokers and nominees do not have discretionary voting power over these non-routine proposals and, therefore, broker non-votes may exist with respect to these proposals. Broker non-votes will not affect the outcome of any of these non-routine matters that are being voted on at the Annual Meeting, provided that a quorum is obtained. However, we strongly encourage you to submit your proxy and exercise your right to vote as a stockholder to ensure your shares are voted in the manner in which you want them voted.

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What is a quorum?

Under our third amended and restated bylaws, as adopted on February 19, 2025 (our “Bylaws”), a quorum at all meetings of our stockholders requires one-third of the holders of shares of capital stock issued and outstanding entitled to vote, represented in person or by proxy.

How many votes are needed for approval of each proposal?

All of the proposals require the affirmative vote of a majority of the votes so present or represented and entitled to be cast thereon a majority of stockholders voting on each matter, except for Proposal 1, which a plurality of votes cast, and Proposal 4, which requires the affirmative vote of a majority of the votes cast.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

We do. In addition to sending you these materials and posting them on the internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to stockholders.

What does it mean if I received more than one Notice?

This may be in error or otherwise reflect that you hold shares in different names. In addition, we may send reminders to ensure that stockholders vote their shares.

Is my vote confidential?

Yes.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

Our annual report, including financial statements for the fiscal year ended December 31, 2025, is being mailed to stockholders with this proxy statement. If a single copy of the annual report and proxy statement was delivered to an address that you share with another stockholder, you may request a separate copy by contacting us by telephone at 240-430-4212 or by email at info@shuttlepharma.com. Please contact your bank, broker or other holder of record if you wish to start or stop householding of our proxy materials.

How can I find out the results of the voting at the Annual Meeting?

We will be filing with the SEC a Current Report on Form 8-K reporting the results of the Annual Meeting. This Current Report should be filed within four business days of the Annual Meeting.

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Other Matters

As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice and this Proxy Statement. If any other business should be properly brought before the meeting, or any adjournment or postponement thereof, the designated proxy holders will vote on such matters according to their best judgment.

Stockholders’ proposals for the 2027 annual meeting

Deadlines

Stockholders interested in submitting a proposal for consideration at our 2027 Annual Meeting of Stockholders must do so by sending such proposal to our Corporate Secretary at Shuttle Pharmaceuticals Holdings, Inc., 401 Professional Drive, Suite 260, Gaithersburg, MD 20879, Attention: Corporate Secretary. Under the SEC’s proxy rules, the deadline for submission of proposals to be included in our proxy materials for the 2027 Annual Meeting of Stockholders is [●], 2027.

Accordingly, for a stockholder proposal to be considered for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, any such stockholder proposal must be received by our Corporate Secretary on or before [●], 2027 and must comply with the procedures and requirements set forth in Rule 14a-8 under the Exchange Act. In the event we hold the 2027 Annual Meeting of Stockholders more than thirty days before or after the one (1) year anniversary date of the Annual Meeting, a proposal will be considered timely only if received by us a reasonable time before the proxy solicitation is made.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provided notice that sets forth the information required by Rule 14a-19 under the Exchange Act not later than the close of business on March 22, 2027. In the event we hold the 2027 Annual Meeting of Stockholders more than 30 days before or after the one-year anniversary date of the Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

Procedures

Even if a stockholder’s proposal is included in our proxy materials for the 2027 Annual Meeting of Stockholders, if such stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgement on any such stockholder proposal or nomination.

Fiscal Year 2025 Annual Report and SEC Filings

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements, or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at –1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at www.sec.gov.

Company Website

The Company’s SEC filings, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, are available on our website at www.shuttlepharma.com.

STOCKHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL [●], 2026. STOCKHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY, WHETHER ONLINE, BY TELEPHONE OR MAIL. WE URGE YOU TO VOTE YOUR SHARES NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Christopher Cooper
Name: Christopher Cooper
Title: Interim Chief Executive Officer and Director

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Appendix A

CERTIFICATE OF AMENDMENT TO

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

The undersigned, being the Interim Chief Executive Officer of Shuttle Pharmaceuticals Holdings, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby amend and certify as follows:

1. That the name of the Corporation is Shuttle Pharmaceuticals Holdings, Inc. and that the Corporation was originally incorporated pursuant to the Delaware General Corporation Law (“DGCL”) on April 5, 2018.

2. That this Certificate of Amendment, which is being filed to amend the Corporation’s amended and restated certificate of incorporation, dated June 8, 2018 (the “Amended and Restated Certificate of Incorporation”), as amended on March 31, 2022, June 22, 2022, August 6, 2024 and June 16, 2025, has been duly adopted by the Corporation’s board of directors and stockholders in accordance with the provisions of section 242 and 245 of the DGCL.

Article FOURTH of the Amended and Restated Certificate of Incorporation will be amended to replace Section 4.5 as follows:

“4.5. Reverse Stock Split. Upon the effectiveness (the “Effective Time”) of this Certificate of Amendment pursuant to Section 242 of the General Corporation Law of the State of Delaware, each [ ] shares of the Corporation’s common stock, par value of $0.00001 per share, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically and without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined and changed into one (1) fully paid and nonassessable share of common stock, par value of $0.00001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been combined pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.”

3. That this Certificate of Amendment shall be effective as of [ ] p.m. ET on [ ], 2026.

4. Except as set forth in this Certificate of Amendment, the Amended and Restated Certificate of Incorporation, as previously amended, remains in full force and effect.

IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of the Corporation on this [ ] day of [ ], 2026.

Christopher Cooper
Interim Chief Executive Officer

SHUTTLE PHARMACEUTICALS

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
401 PROFESSIONAL DRVE, SUITE 260
GAITHERSBURG, MD 20879

SCAN TO
VIEW MATERIALS & VOTE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

1. Election of Directors.

Nominees

01 George Scorsis 02 Oleh Nabyt 03 Christopher Cooper 04 Angel Liriano 05 Adam Chambers

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

NOTE: To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000704287_1 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, Annual Report are available at www.proxyvote.com

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Annual Meeting of Shareholders
May 21, 2026 12:00 PM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Christopher Cooper as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of SHUTTLE PHARMACEUTICALS HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 12:00 PM EDT on May 21, 2026 via internet at www.virtualshareholdermeeting.com/SHPH2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000704287_2 R2.09.05.010